UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2018

Life Clips, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55697	46-2378100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29th Ave., Suite 700 - PMB# 348, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(800) 292-8991

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 10, 2018, Life Clips Inc. (the “Company”) dismissed L&L CPAS, PA (“L&L”) as its independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on December 10, 2018. During the fiscal years ended June 30, 2016 and 2017 and the subsequent interim period through December 10, 2018, there were no (i) disagreements between the Company and L&L on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to L&L’s satisfaction, would have caused L&L to make reference thereto in its audit report on the financial statements of the Company for such years, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&L with a copy of this disclosure before its filing with the SEC. The Company requested that L&L provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from L&L is attached hereto as Exhibit 16.1

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Accell Audit & Compliance (“Accell”) as its new independent registered public accounting firm, effective as of December 10, 2018. During the two most recent fiscal years and through the date of the Company’s engagement of Accell, the Company did not consult with Accell regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Accell, Accell did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage Accell as its independent accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from L&L CPAS, PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Dated: December 14, 2018	/s/ Victoria Rudman
Victoria Rudman, Interim Chief Executive Officer